Exhibit 10.1
FIFTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of December 9, 2021, among PEBBLEBROOK HOTEL, L.P., a Delaware limited partnership (the “Borrower”), PEBBLEBROOK HOTEL TRUST, a Maryland real estate investment trust (the “Parent REIT”), each Guarantor (defined below) party hereto, each Lender (defined below) party hereto, and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender, and L/C Issuer (the Administrative Agent, the Swing Line Lender, the L/C Issuer, and Lenders are each a “Credit Party” and collectively “Credit Parties”).

R E C I T A L S

A.The Borrower, the Parent REIT, certain guarantors (each a “Guarantor” and collectively “Guarantors;” the Borrower, the Parent REIT and the Guarantors are each a “Loan Party” and collectively the “Loan Parties”), the Administrative Agent, the Swing Line Lender, the L/C Issuer, and certain lenders (each, a “Lender” and collectively, “Lenders”) are parties to that certain Fourth Amended and Restated Credit Agreement dated as of October 13, 2017, as amended by that certain First Amendment to Fourth Amended and Restated Credit Agreement (the “First Amendment”) dated as of February 20, 2020, as amended by that certain Second Amendment to Fourth Amended and Restated Credit Agreement (the “Second Amendment”) dated as of June 29, 2020, as further amended by that certain Third Amendment to Fourth Amended and Restated Credit Agreement (the “Third Amendment”) dated as of December 10, 2020, and as further amended by that certain Fourth Amendment to Fourth Amended and Restated Credit Agreement (the “Fourth Amendment”) dated as of February 18, 2021 (as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and as may be further modified, amended, renewed, extended, or restated from time to time, the “Credit Agreement”).

B.The parties hereto desire to amend the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Terms and References. Unless otherwise stated in this Amendment (a) terms defined in the Credit Agreement have the same meanings when used in this Amendment, and (b) references to “Sections” are to the Credit Agreement’s sections.

2.Amendments to the Credit Agreement.

(a)    Section 1.01 of the Credit Agreement is hereby amended to add the following definitions in the appropriate alphabetical order:
“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (a) if the then-current Benchmark is a term rate, any tenor for such Benchmark that is or may be used for determining the length of an Interest Period or (b) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, pursuant to this Agreement as of such date.
“Benchmark” means, initially, LIBOR; provided that if a replacement of the Benchmark has occurred pursuant to Section 3.03(c), then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate. Any reference to “Benchmark” shall include, as applicable, the published component used in the calculation thereof.
“Benchmark Replacement” means:

Fifth Amendment to Fourth Amended and
Restated Credit Agreement

(1)    For purposes of Section 3.03(c)(i), the first alternative set forth below that can be determined by the Administrative Agent:
(a)    the sum of: (i) Term SOFR and (ii) 0.11448% (11.448 basis points) for an Available Tenor of one-month’s duration, 0.26161% (26.161 basis points) for an Available Tenor of three-months’ duration, and 0.42826% (42.826 basis points) for an Available Tenor of six-months’ duration, or
(b)    the sum of: (i) Daily Simple SOFR and (ii) 0.11448% (11.448 basis points);
provided that, if initially LIBOR is replaced with the rate contained in clause (b) above (Daily Simple SOFR plus the applicable spread adjustment) and subsequent to such replacement, the Administrative Agent determines that Term SOFR has become available and is administratively feasible for the Administrative Agent in its sole discretion, and the Administrative Agent notifies the Borrower and each Lender of such availability, then from and after the beginning of the Interest Period, relevant interest payment date or payment period for interest calculated, in each case, commencing no less than thirty (30) days after the date of such notice, the Benchmark Replacement shall be as set forth in clause (a) above; and
(2)    For purposes of Section 3.03(c)(ii), the sum of (a) the alternate benchmark rate and (b) an adjustment (which may be a positive or negative value or zero), in each case, that has been selected by the Administrative Agent and the Borrower as the replacement Benchmark giving due consideration to any evolving or then-prevailing market convention, including any applicable recommendations made by a Relevant Governmental Body, for U.S. dollar-denominated syndicated credit facilities at such time;
provided that, if the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than one-quarter of one percent (0.25%) per annum, the Benchmark Replacement will be deemed to be one-quarter of one percent (0.25%) per annum for (A) each Revolving Credit Loan that bears interest based upon the Benchmark Replacement and (B) each Term Loan that bears interest based upon the Benchmark Replacement that has not been identified by the Borrower in writing as being subject to a Swap Contract.
Any Benchmark Replacement shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such Benchmark Replacement shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.

Fifth Amendment to Fourth Amended and
Restated Credit Agreement

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).
“Benchmark Transition Event” means, with respect to any then-current Benchmark other than LIBOR, the occurrence of a public statement or publication of information by or on behalf of the administrator of the then-current Benchmark or a Governmental Authority with jurisdiction over such administrator announcing or stating that all Available Tenors are or will no longer be representative, or made available, or used for determining the interest rate of loans, or shall or will otherwise cease, provided that, at the time of such statement or publication, there is no successor administrator that is satisfactory to the Administrative Agent, that will continue to provide any representative tenors of such Benchmark after such specific date.
“Daily Simple SOFR” with respect to: (a) any applicable determination date which is a Business Day, means SOFR published on such date; or (b) any applicable determination date which is not a Business Day, means SOFR published on the immediately succeeding Business Day.
“Early Opt-in Effective Date” means, with respect to any Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Required Lenders.
“Early Opt-in Election” means the occurrence of:
(1)    a determination by the Administrative Agent, or a notification by the Borrower to the Administrative Agent that the Borrower has made a determination, that U.S. dollar-denominated syndicated credit facilities currently being executed, or that include language similar to that contained in Section 3.03(c), are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR, and
(2)    the joint election by the Administrative Agent and the Borrower to replace LIBOR with a Benchmark Replacement and the provision by the Administrative Agent of written notice of such election to the Lenders.

Fifth Amendment to Fourth Amended and
Restated Credit Agreement

“Other Rate Early Opt-in” means the Administrative Agent and the Borrower have elected to replace LIBOR with a Benchmark Replacement other than a SOFR-based rate pursuant to (1) an Early Opt-in Election and (2) Section 3.03(c)(ii) and paragraph (2) of the definition of “Benchmark Replacement”.
“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.
“SOFR” with respect to any Business Day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator) on the Federal Reserve Bank of New York’s website (or any successor source) at approximately 8:00 a.m. (New York City time) on the immediately succeeding Business Day and, in each case, that has been selected or recommended by the Relevant Governmental Body.
“SOFR-Based Rate” means SOFR or Term SOFR.
“SOFR Early Opt-in” means the Administrative Agent and the Borrower have elected to replace LIBOR pursuant to (1) an Early Opt-in Election and (2) Section 3.03(c)(i) and paragraph (1) of the definition of “Benchmark Replacement”.
“Term SOFR” means, for the applicable corresponding tenor (or if any Available Tenor of a Benchmark does not correspond to an Available Tenor for the applicable Benchmark Replacement, the closest corresponding Available Tenor and if such Available Tenor corresponds equally to two Available Tenors of the applicable Benchmark Replacement, the corresponding tenor of the shorter duration shall be applied), the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.

(b)    Article I of the Credit Agreement is hereby amended to add the following new Section 1.08 at the end thereof:

1.08    Interest Rates. The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “Eurodollar Rate” or with respect to any rate that is an alternative or replacement for or successor to any of such rate (including, without limitation, any Benchmark Replacement) or the effect of any of the foregoing, or of any Benchmark Replacement Conforming Changes.

(c)    Section 3.03 of the Credit Agreement is hereby amended and restated in its entirety as follows:

3.03    Inability to Determine Rates.

Fifth Amendment to Fourth Amended and
Restated Credit Agreement

(a)    If in connection with any request for a Eurodollar Rate Loan or a conversion to or continuation thereof, (i) the Administrative Agent determines that (A) Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and Interest Period of such Eurodollar Rate Loan, or (B)(x) adequate and reasonable means do not exist for determining the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan or in connection with an existing or proposed Base Rate Loan and (y) the circumstances described in Section 3.03(c)(i) do not apply (in each case with respect to this clause (i), “Impacted Loans”), or (ii) the Administrative Agent or the Required Lenders determine that for any reason the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Eurodollar Rate Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended, (to the extent of the affected Eurodollar Rate Loans or Interest Periods), and (y) in the event of a determination described in the preceding sentence with respect to the Eurodollar Rate component of the Base Rate, the utilization of the Eurodollar Rate component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (or, in the case of a determination by the Required Lenders described in clause (ii) of Section 3.03(a), until the Administrative Agent upon instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Rate Loans (to the extent of the affected Eurodollar Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein.
(b)    Notwithstanding the foregoing, if the Administrative Agent has made the determination described in clause (i) of Section 3.03(a), the Administrative Agent, in consultation with the Borrower and the affected Lenders, may establish an alternative interest rate for the Impacted Loans, in which case, such alternative rate of interest shall apply with respect to the Impacted Loans until (i) the Administrative Agent revokes the notice delivered with respect to the Impacted Loans under clause (i) of the first sentence of Section 3.03(a), (ii) the Administrative Agent or the Required Lenders notify the Administrative Agent and the Borrower that such alternative interest rate does not adequately and fairly reflect the cost to such Lenders of funding the Impacted Loans, or (iii) any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to such alternative rate of interest or to determine or charge interest rates based upon such rate or any Governmental Authority has imposed material restrictions on the authority of such Lender to do any of the foregoing and provides the Administrative Agent and the Borrower written notice thereof.
(c)    Notwithstanding anything to the contrary herein or in any other Loan Document:
(i)    On March 5, 2021 the Financial Conduct Authority (“FCA”), the regulatory supervisor of LIBOR’s administrator (“IBA”), announced in a public statement the future cessation or loss of representativeness of overnight/Spot Next, 1-week, 1-month, 2-month, 3-month, 6-month and 12-month U.S. dollar LIBOR tenor settings. On the earliest of (A) the date that all Available Tenors of U.S dollar LIBOR have permanently or indefinitely ceased to be provided by IBA or have been announced by the FCA pursuant to public statement or publication of information to be no longer representative, (B) June 30, 2023 and (C) the Early Opt-in Effective Date in respect of a SOFR Early Opt-in, if the then-current Benchmark is LIBOR, the Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any setting of such Benchmark on such day and all subsequent settings without any amendment to, or further action or consent of any other party to this Agreement or any other Loan Document. If the Benchmark Replacement is Daily Simple SOFR, all interest payments will be payable on a monthly basis.

Fifth Amendment to Fourth Amended and
Restated Credit Agreement

(ii)    (x)    Upon (A) the occurrence of a Benchmark Transition Event or (B) a determination by the Administrative Agent that neither of the alternatives under clause (1) of the definition of Benchmark Replacement are available, the Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders (and any such objection shall be conclusive and binding absent manifest error); provided that solely in the event that the then-current Benchmark at the time of such Benchmark Transition Event is not a SOFR-based rate, the Benchmark Replacement therefor shall be determined in accordance with clause (1) of the definition of Benchmark Replacement unless the Administrative Agent determines that neither of such alternative rates is available.
(y)    On the Early Opt-in Effective Date in respect of an Other Rate Early Opt-in, the Benchmark Replacement will replace LIBOR for all purposes hereunder and under any Loan Document in respect of any setting of such Benchmark on such day and all subsequent settings without any amendment to, or further action or consent of any other party to this Agreement or any other Loan Document.
(iii)    At any time that the administrator of the then-current Benchmark has permanently or indefinitely ceased to provide such Benchmark or such Benchmark has been announced by the regulatory supervisor for the administrator of such Benchmark pursuant to public statement or publication of information to be no longer representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored, the Borrower may revoke any request for a borrowing of, conversion to or continuation of Loans to be made, converted or continued that would bear interest by reference to such Benchmark until the Borrower’s receipt of notice from the Administrative Agent that a Benchmark Replacement has replaced such Benchmark, and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans. During the period referenced in the foregoing sentence, the component of Base Rate based upon the Benchmark will not be used in any determination of Base Rate.
(iv)    In connection with the implementation and administration of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement.
(v)    The Administrative Agent will promptly notify the Borrower and the Lenders of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Benchmark Replacement Conforming Changes. Any determination, decision or election that may be made by the Administrative Agent pursuant to this Section 3.03(c), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 3.03(c).

Fifth Amendment to Fourth Amended and
Restated Credit Agreement

(vi)    At any time (including in connection with the implementation of a Benchmark Replacement), (A) if the then-current Benchmark is a term rate (including Term SOFR or LIBOR), then the Administrative Agent may remove any tenor of such Benchmark that is unavailable or non-representative for Benchmark (including Benchmark Replacement) settings and (B) the Administrative Agent may reinstate any such previously removed tenor for Benchmark (including Benchmark Replacement) settings.
3.Amendments to other Loan Documents.

(a)All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement, as modified and amended hereby, and as may, from time to time, be further amended, modified, extended, renewed, and/or increased.
(b)Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

4.Conditions Precedent. This Amendment shall not be effective unless and until:

(a)the Administrative Agent receives fully executed counterparts of this Amendment signed by the Loan Parties, the Administrative Agent and the Lenders;

(b)the representations and warranties in the Credit Agreement, as amended by this Amendment, and each other Loan Document are true and correct in all material respects on and as of the date of this Amendment as though made as of the date of this Amendment except to the extent that (i) any of them speak to a different specific date, in which case they shall be true and correct in all material respects on and as of such earlier date; provided, that for purposes of this Amendment, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement;

(c)the Administrative Agent receives payment of all reasonable fees and expenses of the Administrative Agent in connection with this Amendment; and

(d)after giving effect to this Amendment, no Default or Event of Default exists.

5.Ratifications. Each Loan Party, (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and liens granted, conveyed, or assigned to or for the benefit of the Credit Parties under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future obligations of the Borrower under the Credit Agreement and the other Loan Documents, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as the Administrative Agent may request in order to create, perfect, preserve, and protect those guaranties, assurances, and liens.

Fifth Amendment to Fourth Amended and
Restated Credit Agreement

6.Representations. Each Loan Party, represents and warrants to the Credit Parties that as of the date of this Amendment: (a) this Amendment has been duly authorized, executed, and delivered by each applicable Loan Party; (b) no action of, or filing with, any governmental authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by any Loan Party of this Amendment except for those which have been obtained; (c) the Loan Documents, as amended by this Amendment, are valid and binding upon each Loan Party and are enforceable against each Loan Party in accordance with their respective terms, except as limited by Debtor Relief Laws; (d) the execution, delivery, and performance by each applicable Loan Party of this Amendment does not require the consent of any other Person and do not and will not constitute a violation of any laws, agreements, or understandings to which any Loan Party is a party or by which any Loan Party is bound except for those which have been obtained; (e) all representations and warranties in the Loan Documents are true and correct in all material respects except to the extent that (i) any of them speak to a different specific date, in which case they shall be true and correct in all material respects on and as of such earlier date; provided, that for purposes of this Amendment, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; (f) the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects; and (g) no Default or Event of Default exists.

7.Continued Effect. Except to the extent amended hereby, all terms, provisions and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

8.Release. The Loan Parties hereby acknowledge that, as of the date hereof, the Obligations under the Credit Agreement and under the other Loan Documents are absolute and unconditional without any right of rescission, setoff, counterclaim, defense, offset, cross-complaint, claim or demand of any kind or nature from the Administrative Agent. Each Loan Party hereby voluntarily and knowingly releases and forever discharges each of the Credit Parties and its respective agents, employees, successors, and assigns (collectively, the “Released Parties”) from all possible claims, demands, actions, causes of action, damages, costs, expenses, and liabilities whatsoever arising from or whether known or unknown, anticipated or unanticipated, suspected or unsuspected, fixed, contingent, or conditional, at law or in equity, originating in whole or in part on or before the date hereof which any Loan Party may now or hereafter have against the Released Parties, if any, and irrespective of whether any such claims arise out of contract, tort, violation of law or regulations, or otherwise, including, without limitation, any contracting for, charging, taking, reserving, collecting, or receiving interest in excess of the highest lawful rate applicable. Notwithstanding anything to the contrary contained herein, the foregoing release does not apply to any act or omission of any Released Party first occurring after the date hereof.

Fifth Amendment to Fourth Amended and
Restated Credit Agreement

9.Electronic Signatures. This Amendment and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment (each a “Communication”), including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each Loan Party agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on such Loan Party to the same extent as a manual signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Loan Party enforceable against such in accordance with the terms thereof to the same extent as if manually executed. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include use or acceptance by the Administrative Agent and each of the Lenders of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each of the Lenders may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Loan Party without further verification and (b) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by such manually executed counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

10.Miscellaneous. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed -- and its performance enforced -- under New York law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts (originals or facsimile copies followed by originals) with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.
11.Entireties. The Credit Agreement as amended by this Amendment represents the final agreement between the parties about the subject matter of the Credit Agreement as amended by this Amendment and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

12.Parties. This Amendment binds and inures to each Loan Party and each Credit Party, and their respective successors and permitted assigns.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

Fifth Amendment to Fourth Amended and
Restated Credit Agreement

EXECUTED as of the date first stated above.

BORROWER:	PEBBLEBROOK HOTEL, L.P., a Delaware
limited partnership

	By:		PEBBLEBROOK HOTEL TRUST, a
Maryland Real Estate Investment Trust,
its general partner

		By:	/s/ Raymond Martz
Name: Raymond Martz
Title: Executive Vice President
and Chief Financial Officer

PARENT REIT:	PEBBLEBROOK HOTEL TRUST, a
Maryland Real Estate Investment Trust

	By:		/s/ Raymond Martz
Name: Raymond Martz
Title: Executive Vice President
and Chief Financial Officer

GUARANTORS:	HUSKIES OWNER LLC, a Delaware limited
liability company
BLUE DEVILS OWNER LLC, a Delaware
limited liability company
PORTLAND HOTEL TRUST, a Maryland
real estate investment trust

	By:		/s/ Raymond D. Martz
Name: Raymond D. Martz
Title: Vice President and Secretary

Signature Page to Fifth Amendment to Fourth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

BEARCATS HOTEL OWNER LP, a Delaware limited partnership
BEAVERS OWNER LLC, a Delaware limited liability company
BRUINS HOTEL OWNER LP, a Delaware limited partnership
CREEDENCE HOTEL OWNER LP, a Delaware limited partnership
CRUSADERS HOTEL OWNER LP, a Delaware limited partnership
DONS HOTEL OWNER LP, a Delaware limited partnership
GOLDEN BEARS OWNER LLC, a Delaware limited liability company
GOLDEN EAGLES OWNER LLC, a Delaware limited liability company
HAZEL OWNER LLC, a Delaware limited liability company
HOYAS OWNER LLC, a Delaware limited liability company
JAYHAWK OWNER LLC, a Delaware limited liability company
MENUDO OWNER LLC, a Delaware limited liability company
MINERS HOTEL OWNER LP, a Delaware limited partnership
NKOTB OWNER LLC, a Delaware limited liability company
RAMBLERS HOTEL OWNER LP, a Delaware limited partnership
RAZORBACKS OWNER LLC, a Delaware limited liability company
RHCP HOTEL OWNER LP, a Delaware limited partnership
RUNNING REBELS OWNER LLC, a Delaware limited liability company
SOUTH 17TH STREET OWNERCO, L.P., a Delaware limited partnership
TERRAPINS OWNER LLC, a Delaware limited liability company
WILDCATS OWNER LLC, a Delaware limited liability company
WOLFPACK OWNER LLC, a Delaware limited liability company
WOLVERINES OWNER LLC, a Delaware limited liability company

By:	/s/ Raymond D. Martz
Name: Raymond D. Martz
Title: President
Signature Page to Fifth Amendment to Fourth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

CHAMBER MAID, LP, a Delaware limited partnership
FUN TO STAY, LP, a Delaware limited partnership
GEARY DARLING, LP, a Delaware limited partnership
GLASS HOUSES, a Maryland Real Estate Investment Trust
HARBORSIDE, LLC, a Florida limited liability company
LET IT FLHO, LP, a Delaware limited partnership
LHOBERGE, LP, a Delaware limited partnership
LHO BACKSTREETS, L.L.C., a Delaware limited liability company
LHO CHICAGO RIVER, L.L.C., a Delaware limited liability company
LHO GRAFTON HOTEL, L.P., a Delaware limited partnership
LHO HARBORSIDE HOTEL, L.L.C., a Delaware limited liability company
LHO HOLLYWOOD LM, L.P., a Delaware limited partnership
LHO LE PARC, L.P., a Delaware limited partnership
LHO MICHIGAN AVENUE FREEZEOUT, L.L.C., a Delaware limited liability company
LHO MISSION BAY HOTEL, L.P., a California limited partnership
LHO MISSION BAY ROSIE HOTEL, L.P., a Delaware limited partnership
LHO SAN DIEGO FINANCING, L.L.C., a Delaware limited liability company
LHO SAN DIEGO HOTEL ONE, L.P., a Delaware limited partnership
LHO SANTA CRUZ HOTEL ONE, L.P., a Delaware limited partnership
LHO TOM JOAD CIRCLE DC, L.L.C., a Delaware limited liability company
LHO WASHINGTON HOTEL FOUR, L.L.C., a Delaware limited liability company
LHO WASHINGTON HOTEL SIX, L.L.C., a Delaware limited liability company
LOOK FORWARD, LLC, a Delaware limited liability company
PDX PIONEER, LLC, a Delaware limited liability company
RW NEW YORK, LLC, a Delaware limited liability company
SEASIDE HOTEL, LP, a Delaware limited partnership
SERENITY NOW, LP, a Delaware limited partnership
SF TREAT, LP, a Delaware limited partnership
SOULDRIVER, L.P., a Delaware limited partnership
SUNSET CITY, LLC, a Delaware limited liability company
WESTBAN HOTEL INVESTORS, LLC, a Delaware limited liability company

By:	/s/ Raymond D. Martz
Name: Raymond D. Martz
Title: President

Signature Page to Fifth Amendment to Fourth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

DON’T LOOK BACK, LLC, a Delaware limited
liability company

By:	LOOK FORWARD, LLC, a Delaware limited
liability company, its manager

	By:	/s/ Raymond D. Martz
Name: Raymond D. Martz
Title: President

LASALLE HOTEL OPERATING PARTNERSHIP,
L.P., a Delaware limited partnership

By:	PING MERGER OP GP, LLC, a Delaware
limited liability company, its general partner

PEBBLEBROOK HOTEL LP., a Delaware
limited partnership, its sole member

PEBBLEBROOK HOTEL TRUST, a
Maryland Real Estate Investment Trust, its
general partner

	By:	/s/ Raymond D. Martz
Name: Raymond D. Martz
Title: Executive Vice President and
Chief Financial Officer

Signature Page to Fifth Amendment to Fourth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as the
Administrative Agent, the L/C Issuer, the Swing
Line Lender and a Lender

	By:	/s/ Roger C. Davis
Name: Roger C. Davis
Title: Senior Vice President

Signature Page to Fifth Amendment to Fourth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

LENDERS:	WELLS FARGO BANK, NATIONAL
ASSOCIATION, as a Lender

	By:	/s/ Anand J. Jobanputra
Name: Anand J. Jobanputra
Title: Managing Director
Signature Page to Fifth Amendment to Fourth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

U.S. BANK NATIONAL ASSOCIATION, as
as Lender

By:	/s/ Lori Y. Jensen
Name: Lori Y. Jensen
Title: Senior Vice President
Signature Page to Fifth Amendment to Fourth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

RAYMOND JAMES BANK, as a Lender

By:	/s/ Robert Rhodin
Name: Robert Rhodin
Title: Vice President
Signature Page to Fifth Amendment to Fourth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

CAPITAL ONE, N.A., as a Lender

By:	/s/ Jessica W. Phillips
Name: Jessica W. Phillips
Title: Authorized Signatory
Signature Page to Fifth Amendment to Fourth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

CITIBANK, N.A., as a Lender

By:	/s/ Harry Kramer
Name: Harry Kramer
Title: Vice President

Signature Page to Fifth Amendment to Fourth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

PNC BANK, NATIONAL ASSOCIATION.,
as a Lender

By:	/s/ Katie Chowdhry
Name: Katie Chowdhry
Title: Senior Vice President

Signature Page to Fifth Amendment to Fourth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

REGIONS BANK, as a Lender

By:	/s/ Ghi S. Gavin
Name: Ghi S. Gavin
Title: Senior Vice President

Signature Page to Fifth Amendment to Fourth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

TD BANK, N.A., as a Lender

By:	/s/ Michael Duganich
Name: Michael Duganich
Title: Vice President

Signature Page to Fifth Amendment to Fourth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

TRUIST BANK, as a Lender

By:	/s/ Ryan Almond
Name: Ryan Almond
Title: Director

Signature Page to Fifth Amendment to Fourth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

SUMITOMO MITSUI BANKING
CORPORATION, as a Lender

By:	/s/ Jane Pedreira
Name: Jane Pedreira
Title: Director

Signature Page to Fifth Amendment to Fourth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

BANK OF MONTREAL as a Lender

By:	/s/ Gwendolyn Gatz
Name: Gwendolyn Gatz
Title: Director

Signature Page to Fifth Amendment to Fourth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Chelsea McCune
Name: Chelsea McCune
Title: Associate Director

Signature Page to Fifth Amendment to Fourth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust